CCA
CORRECTIONS CORPORATION OF AMERICA




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Corrections Corporation of America

Lehman Bond Conference

March 6, 2002

Forward-Looking Statement

- As defined within the Private Securities Litigation Reform Act of 1995, forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the statements made.
- Factors that could cause operating and financial results to differ are described in the Company's 10-K, as well as in other documents filed with the Securities and Exchange Commission, and these factors include but are not limited to, the growth of the private corrections and detention industry, the Company's ability to obtain and maintain facility management contracts and general market conditions.
- The Company does not undertake any obligation to publicly release the result of any revisions to forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.


CCA
CORRECTIONS CORPORATION OF AMERICA

Corrections Corporation of America

- Corrections Industry
- Private Corrections
- The Company
- Financial Highlights
- Conclusion


CCA
CORRECTIONS CORPORATION OF AMERICA

Corrections Corporation of America

- Nations largest operator and developer of private correctional detention and related facilities contracted to governments and qualified third parties
- Founded in 1983 to pioneer a new industry: private sector corrections
- One of the nation's largest corrections systems, with approximately 61,000 beds under ownership or management
- Currently manages over 53,000 inmates in 64 facilities located in 21 states, the District of Columbia and Puerto Rico


CCA
CORRECTIONS CORPORATION OF AMERICA

Corrections Corporation of America

Investment Thesis

- Corrections Industry fundamentals are strong
- Prison overcrowding exists at state and federal levels
- Private sector participation in corrections market less than 6%
- CCA dominant player in Private Corrections Industry
- Significant opportunities exist to drive EBITDA and cash flow growth


CCA
CORRECTIONS CORPORATION OF AMERICA


CCA
CORRECTIONS CORPORATION OF AMERICA

Corrections Industry



Corrections Industry

Non-Cyclical Industry

- General economic downturns have not affected industry demand for beds



3000
2000
1000
0
1925 1935 1945 1955 1965 1975 1985 1995 2000
Incarceration Rate
Prison Populations (in 000)

Source: Bureau of Justice Statistics

Corrections Industry

- Direct expenditures for police, corrections, and judicial function has been increasing


($ in billions)
Percent Change
1982-1999
259%
463%
349%
80
60
40
20
0
1982
1983
1984
1985
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
Police
Correctional
Judicial

Source: Justice Expenditure and Employment Extracts


CCA
CORRECTIONS CORPORATION OF AMERICA

Corrections Industry

- Increased Incarceration Rates


Crime Index vs. Incarceration Rates
Crime Index
6,500
5,500
4,500
3,500
2,500
Incarceration Rate
650
450
250
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
Crime Index Offense Rate
Incarceration Rate

Source: Crime Index: Uniform Crime Reports, 2000 Incarceration Rate: Bureau of Justice Statistics


CORRECTIONS CORPORATION OF AMERICA

Corrections Industry

- Growth in Prison Populations



Local, State and Federal Prisoner Populations
2,500,000
2,000,000
1,500,000
1,000,000
500,000
-
1990
1992
1994
1996
1998
2000*
2002*
2004*
Local
State
Federal

Source: Bureau of Justice Statistics

* Projected

Corrections Industry

- Federal and State Prison Overcapacities


160%
140%
120%
100%
80%
60%
40%
20%
0%
1985
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
Federal
State

Source: Bureau of Justice Statistics


CCA
CORRECTIONS CORPORATION OF AMERICA

Corrections Industry

- Estimated U.S. Prison Populations

  As of December 31, 2000

	Total Population	Market Share
State Prisons	1,091,064	55.8%
Local Jails	607,335	31.1%
Federal Prisons	133,921	6.9%
Other Jails/Prisons	20,325	1.0%
Private Jails & Prisons	101,183	5.2%
	1,953,828	100.0%

Source: Bureau of Justice Statistics


CORRECTIONS CORPORATION OF AMERICA

Corrections Industry

Dynamics Driving Future Growth

- Demographics
- Economy
- Prison Population vs. Capacity


CCA
CORRECTIONS CORPORATION OF AMERICA

Corrections Industry

Demographics

- Males between the ages of 18-29 are the demographic age group most likely to commit crimes and most likely to be caught, convicted and incarcerated.
- From 1990 through 1997 that demographic age group was declining, the U.S. Census Bureau now projects a steady increase in this section of the population


CCA
CORRECTIONS CORPORATION OF AMERICA

Corrections Industry

- Males between the ages of 18-29


25,000
24,500
24,000
23,500
23,000
22,500
22,000
21,500
21,000
20,500
1990
1992
1994
1996
1998
2000
2002p
2004p

Source: U.S. Census Estimates and Projections


CCA
CORRECTIONS CORPORATION OF AMERICA

Corrections Industry

Economy

- Between June 1992 and October 2000, the unemployment rate fell
- In November 2000, the figure began to rise and rose significantly in summer of 2001


CORRECTIONS CORPORATION OF AMERICA

Corrections Industry

- Unemployment rates between June 1992 and October 2000


10
8
6
4
2
0
Jan-92
Jan-93
Jan-94
Jan-95
Jan-96
Jan-97
Jan-98
Jan-99
Jan-00
Jan-01
Jan-02

Source: Bureau of Labor Statistics, Current Population Survey


CCA
CORRECTIONS CORPORATION OF AMERICA

Corrections Industry

Capacity vs. Prisoner Populations

- Capacity Occupied in State Prisons in 1990 was 101%, in 2000 it was 100% (based on highest type of capacity of different capacity measurements)
- Capacity Occupied in Federal Prisons in 1990 was 135% in 2000 it was 131%





Corrections Industry

- Capacity vs. Prison Population



1400000
1200000
1000000
800000
600000
400000
200000
0
1990[1]
1995[1]
2000[2]
Prison Population
Capacity

1 Source: Census of State and Federal Corrections Facilities

2 Source: Bureau of Justices Statistics



CCA
CORRECTIONS CORPORATION OF AMERICA



Private Corrections



Private Corrections

Proven Private Sector Advantages

- Governmental entities can avoid the capital costs associated with prison construction, diverting funds to alternate uses
- Existence of competition fosters improved performance in traditional jail and prison systems
- 10%-15% operating cost savings documented repeatedly
- Independent contractors can add, delete, or modify the mix of services they provide more flexibly and swiftly than the government
- Better security yields reductions in escape rates
- Improved programs yield decreased recidivism



CORRECTIONS CORPORATION OF AMERICA



Private Corrections

Market Participants

- The private corrections industry currently includes approximately 20 operators, of which five – CCA (NYSE: CXW), Wackenhut Corp. (NYSE:WHC), Cornell Companies (NYSE: CRN), Correctional Services Corp. (NASDAQ: CSCO), Avalon Correctional Services (NASDAQ: CITY) and Ramsey Youth Services (NASDAQ's: RYOU) – are publicly traded.

- CCA is currently the largest operator of privatized prisons in the nation and currently controls over 2% of the domestic market.


CCA
CORRECTIONS CORPORATION OF AMERICA

Private Corrections

Private Corrections Market

	Total Capacity	Market Share
Corrections Corporation of America	62,231	52.2%
Wackenhut	26,704	22.4%
Management & Training Corp.	10,566	8.8%
Cornell Companies	8,424	7.1%
Correction Service Corporation	3,891	3.3%
All Others	7,207	6.2%
	119,023	100%

Source: Private Adult Correctional Facility Update as of June 2001


CCA
CORRECTIONS CORPORATION OF AMERICA

Private Corrections

Private Corrections Capacity (# beds)


Wackenhut Corrections Corp.
Maranatha Production Company
Management and Training Corp.
GRW Corp.
Dominion Correctional Services
Corrections Corp. of America
Correctional Systems, Inc.
Correctional Services Corp.
Cornell Companies
CiviGenics
The Bobby Ross Group
Avalon Correctional Services
Alternative Programs
0
10,000
20,000
30,000
40,000
50,000
60,000
70,000

Capacity reported as of December 31, 2000


CCA
CORRECTIONS CORPORATION OF AMERICA

CCA
CORRECTIONS CORPORATION OF AMERICA



The Company



Company Overview

- 36 owned facilities with 38,386 beds, 28 managed facilities with 23,966 beds
- 51 contracted agencies, the largest of which accounts for only 13% of total revenues
- Four facilities not managed by Company are leased to third parties. Two facilities are under construction.



CCA Owned and Managed
CCA Owned and Leased
CCA Managed Only
Puerto Rico

Company Overview

- Established in 1983, CCA owns and operates 64 minimum, medium and maximum-level security correctional facilities through contracts with 41 federal, state and local agencies.

- The Company's owned and managed facilities have a total design capacity of approximately 61,000 beds which are located in 21 states, the District of Columbia and Puerto Rico.

- CCA ranks as the sixth largest prison operator in the United States behind, Texas, California, the Federal Bureau of Prisons (BOP), New York and Florida.


CCA
CORRECTIONS CORPORATION OF AMERICA

Company Overview

Predictable Revenue Streams

- Contracts are primarily with AAA and AA government entities
- Average term of 3-5 years
- Staggered roll-overs
- 95% historical renewal rate – Over the past 3 years, over 98% of our customers have chosen to renew their contracts with CCA.
- Replacement customers available from a variety of sources


CCA
CORRECTIONS CORPORATION OF AMERICA

Company Overview

Unique Asset Class

- 100-year life
- Minimum maintenance required
- Geographic monopoly
- Typically high occupancy
- "Partnership" with local communities

Company Overview

Quality Correctional Management

- 84% of the Company's facilities are ACA accredited
- Lifeline Program results in 50% decrease in recidivism
- Currently implementing Distance Learning Program for staff and inmate education
- CCA's escape rate in 2000 was 0.006% vs. an escape rate of 0.04% in the public sector
- Philosophy of active community involvement


CCA
CORRECTIONS CORPORATION OF AMERICA



CORRECTIONS CORPORATION OF AMERICA



Financial Highlights



Financial Highlights

2001 Highlights

- Approximately $1.0 billion in revenues
- Average Occupancy of 88.4%
- $193 million of EBITDA
- $71.5 million Adjusted Free Cash Flow; $2.33 Adjusted Cash Flow per Diluted Share
- Retired approximately $189 million in debt through asset sales and internally generated cash





Financial Highlights

Capitalization

($ in millions)

	12/31/01	% of Total Capitalization
Cash	$ 46.3	
Senior Credit Facility due 2002	$ 791.9	46.3%
12% Senior Notes due 2006	100.0	5.8%
Total Senior Debt	891.9	52.1%
Convertible Subordinated Debt	71.1	4.2%
Other Debt	0.6	0.0%
Total Debt	963.6	56.3%
Series A Preferred Stock	107.5	6.3%
Series B Preferred Stock	96.6	5.7%
Other Stockholders' Equity	543.1	31.7%
Total Capitalization	$ 1,710.8	100.0%



CCA
CORRECTIONS CORPORATION OF AMERICA



Financial Highlights

- Financial performance has dramatically improved in 2001
  - Repaid approximately $189 million of debt through cash flow from operations and asset sales
  - Increased EBITDA

	Year Ended December 31, 2001
EBITDA	$ 192.7
Total Debt	963.6
Leverage	5.0x
Cash Interest Coverage	1.7x
Average Occupancy	88.5%

- The combination of low capital expenditure requirements and the use of net operating loss carry forwards will allow continued generation of significant free cash flow


CCA
CORRECTIONS CORPORATION OF AMERICA

Financial Highlights

Recapitalization Strategy

- Improve financial ratios by paying down debt through asset sales and cash flow from operations
- Continue to drive increases in EBITDA through occupancy gains, improved per diems and reduced operating costs
- Work aggressively with rating agencies to improve Company's debt ratings as a result of improving financial profile
- Company targeting comprehensive refinancing during first half of 2002
- Financing should result in significantly lower interest cost and extended debt maturities


CORRECTIONS CORPORATION OF AMERICA

Financial Highlights

Strategic Opportunities

- Award of Federal Bureau of Prisons Southeast procurement for 1,500 prisoners
- Refinancing of Senior Credit Facility at lower rates
- Sale of Northeast Ohio Facility to the Federal Bureau of Prisons
- The Company currently has 8,000 available beds.
  - Margin for incremental beds estimated at $21.00 per day





Conclusion

Investment Summary

- Strong Industry Fundamentals
- Acknowledged Leader in Private Corrections Sector
- Strong Management Team
- Predictable Cash Flows/Non-Cyclical Investment
- Improving Financial Profile
- Heightened Awareness Regarding Public Safety
- Budget Constraints in Government


CCA
CORRECTIONS CORPORATION OF AMERICA

CCA
CORRECTIONS CORPORATION OF AMERICA



Corrections Corporation of America

